SCHEDULE TO MONTHLY SERVICER'S CERTIFICATE
                       MONTHLY PERIOD ENDING JULY 31, 1997
                      BANK OF AMERICA NATIONAL ASSOCIATION
                    BA MASTER CREDIT CARD TRUST SERIES 1997-A


             1.   The aggregate amount of the Investor
                  Percentage of Collections
                  of Principal Receivables.....................$  138,991,053.42
                                                                ----------------

             2.   The aggregate amount of the Investor
                  Percentage of Collections
                  of Finance Charge Receivables
                  (excluding Interchange)......................$   16,257,646.81
                                                                ----------------

             3.   The aggregate amount of the Investor
                  Percentage of Interchange....................$    1,552,098.35
                                                                ----------------

             4.   The aggregate amount of Servicer Interchange.$      468,750.00
                                                                ----------------

             5.   The aggregate amount of funds on deposit
                  in Finance Charge Account allocable to
                  the Series 1997-A Certificates.............. $   17,340,995.16
                                                                ----------------

             6.   The aggregate amount of funds on deposit
                  in the Principal Account allocable to the
                  Series 1997-A Certificates..................$   138,991,053.42
                                                                ----------------

             7.   The aggregate amount of funds on deposit
                  in the Principal Funding Account allocable
                  to the Series 1996-A Certificates............$            0.00
                                                                ----------------

             8.   The aggregate amount to be withdrawn
                  from the Finance Charge Account and
                  paid in accordance with the Loan Agreement
                  pursuant to Section 4.11.....................$            0.00
                                                                ----------------

             9.   The excess, if any, of the Required
                  Collateral Interest over
                  the Collateral Interest......................$            0.00
                                                                ----------------

            10.   The Collateral Interest on the Transfer
                  Date of the current calendar month, after
                  giving effect to the deposits and
                  withdrawals specified above, is equal to.....$   60,000,000.00
                                                                ----------------

            11.   The amount of Monthly Interest, Deficiency
                  Amounts and Additional Interest payable to
                  the
                  (i)     Class A Certificateholders...........$    6,159,708.07
                                                                ----------------


                  (ii)    Class B Certificateholders...........$      403,826.49
                                                                ----------------

                  (iii)   Collateral Interest Holder...........$      603,117.32
                                                                ----------------

            12.   The amount of principal payable to the
                  (i)     Class A Certificateholders...........$            0.00
                                                                ----------------

                  (ii)    Class B Certificateholders...........$            0.00
                                                                ----------------

                  (iii)   Collateral Interest Holder...........$            0.00
                                                                ----------------

            13.   The sum of all amounts payable to the
                  (i)     Class A Certificateholders...........$    6,159,708.07
                                                                ----------------

                  (ii)    Class B Certificateholders ..........$      403,826.49
                                                                ----------------

                  (iii)   Collateral Interest Holder...........$      603,117.32
                                                                ----------------

            14. To the knowledge of the undersigned, no Series 1997-A Pay Out Event or Trust
                  Pay Out  Event  has occurred except as
                  described below:

                                    None







                           IN WITNESS WHEREOF, the undersigned has duly executed
                  and delivered this Certificate this 12th day of AUGUST, 1997.
                                                      ----        -----------

                                     BANK OF AMERICA NATIONAL ASSOCIATION

                                     Transferor and Servicer


                                     By:  /s/ MARGARET A. SPRUDE
                                          --------------------------------------
                                          Name:  Margaret A. Sprude
                                          Title: SVP & Chief Financial Officer